SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy statement

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          One Group[RegTM] Mutual Funds
                              1111 Polaris Parkway
                              Columbus, Ohio 43271
   ---------------------------------------------------------------------------
                (Name of Registrant as specified in its Charter)

                            Jessica K. Ditullio, Esq.
                              Bank One Corporation
                              1111 Polaris Parkway
                              Columbus, Ohio 43271
   --------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

      1)    Title of each class of securities to which transaction applies: N/A

      2)    Aggregate number of securities to which transaction applies: N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

      4)    Proposed maximum aggregate value of transaction: N/A

      5)    Total Fee paid: N/A

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount previously paid: N/A

            2)    Form, schedule or Registration statement No.: N/A

            3)    Filing Party: N/A

            4)    Date Filed: N/A

                      ONE GROUP[RegTM] HIGH YIELD BOND FUND
                        ONE GROUP[RegTM] INCOME BOND FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 26, 2003

      Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of One Group High Yield Bond Fund (the "High Yield Bond Fund") and One Group Income Bond Fund (the "Income Bond Fund"), each a separate series of One Group[RegTM] Mutual Funds (the "Trust"), will be held at 10:00 a.m. (Eastern Time) on February 26, 2003 at the Trust's offices, 1111 Polaris Parkway, Suite 2-J, Columbus, Ohio 43271, for the following purposes:

      1. To approve a new Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC with respect to the High Yield Bond Fund effective upon termination of the current Sub-Investment Advisory Agreement.

      2. To approve a new Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC with respect to the Income Bond Fund effective upon termination of the current Sub-Investment Advisory Agreement.

      3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

      Shareholders of record at the close of business on December 13, 2002 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                        By Order of the Trustees


                                        /s/ MARK A. BEESON

                                        MARK A. BEESON
                                        President

January 10, 2003

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

      1.    VOTING ON-LINE,

      2.    VOTING BY CALLING TOLL-FREE, OR

      3. MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THESE THREE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                      ONE GROUP[RegTM] HIGH YIELD BOND FUND
                        ONE GROUP[RegTM] INCOME BOND FUND

                              1111 Polaris Parkway
                              Columbus, Ohio 43271

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 26, 2003

                                 PROXY STATEMENT

      The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of One Group[RegTM] Mutual Funds (the "Trust") on behalf of One Group High Yield Bond Fund (the "High Yield Bond Fund") and One Group Income Bond Fund (the "Income Bond Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on February 26, 2003 at the Special Meeting of Shareholders of the High Yield Bond Fund and the Income Bond Fund (collectively, the "Funds") at 10:00 a.m. (Eastern Time) at 1111 Polaris Parkway, Suite 2-J, Columbus, Ohio 43271 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne jointly by Banc One Investment Advisors Corporation and Banc One High Yield Partners, LLC. Proxy solicitations will be made primarily by mail, but may also be made by telephone, internet, or personal interview conducted by certain officers or employees of the Trust or One Group Administrative Services, Inc. (the Trust's administrator pursuant to a Management and Administration Agreement between One Group Administrative Services, Inc. and the Trust). In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

      Only Shareholders of record at the close of business on December 13, 2002 will be entitled to vote at the Special Meeting. On December 13, 2002, the High Yield Bond Fund had 86,343,163.453 shares outstanding and the Income Bond Fund had 170,906,405.437 shares outstanding. Each Share of each Fund is entitled to one vote, with each fractional share being entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about January 10, 2003.

      One Group Mutual Funds' Declaration of Trust and Code of Regulations do not provide for annual shareholder meetings, and no such meetings are planned for 2003. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by One Group Mutual Funds within a reasonable period of time prior to printing and mailing proxy material for such meeting.

      For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

      COPIES OF THE FUNDS' ANNUAL REPORT DATED JUNE 30, 2002 ARE AVAILABLE UPON REQUEST FROM ONE GROUP ADMINISTRATIVE SERVICES, INC. AND MAY BE OBTAINED WITHOUT CHARGE BY WRITING 1111 POLARIS PARKWAY, P.O. BOX 710211, COLUMBUS, OHIO 43271-02111 OR BY CALLING 1-800-480-4111.

                              SUMMARY OF PROPOSALS

Description of Proposals                                    Funds Solicited
------------------------                                    ---------------
1. To approve a new Sub-Investment Advisory Agreement       High Yield Bond Fund
   between Banc One Investment Advisors Corporation and
   Banc One High Yield Partners, LLC with respect to the
   High Yield Bond Fund effective upon termination of the
   current Sub-Investment Advisory Agreement.

2. To approve a new Sub-Investment Advisory Agreement       Income Bond Fund
   between Banc One Investment Advisors Corporation and
   Banc One High Yield Partners, LLC with respect to the
   Income Bond Fund effective upon termination of the
   current Sub-Investment Advisory Agreement.

3. To transact such other business as may properly come     Both Funds
   before the Special Meeting.

      Each Fund votes separately. Approval of each of the Proposals requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the applicable Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the applicable Fund.

              BACKGROUND INFORMATION FOR PROPOSAL 1 AND PROPOSAL 2

      Investment Advisory Agreement with Banc One Investment Advisors. Banc One Investment Advisors Corporation ("Banc One Investment Advisors") serves as investment advisor to the Funds pursuant to an investment advisory agreement dated January 11, 1993 (the "Investment Advisory Agreement"). The Investment Advisory Agreement will continue in effect as to the Funds from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of the High Yield Bond Fund and the Income Bond Fund and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Trust's Board of Trustees renewed the Investment Advisory Agreement at their quarterly meeting on August 15, 2002. The Investment Advisory Agreement may be terminated without penalty as to either Fund at any time on 60 days' written notice by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by Banc One Investment Advisors. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

      Under the Investment Advisory Agreement, Banc One Investment Advisors makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. As consideration for its services, Banc One Investment Advisors is entitled to a fee at the annual rate of seventy-five one-hundredths of one percent (.75%) of the High Yield Bond Fund's daily net assets and sixty one-hundredths of one percent (.60%) of the Income Bond Fund's daily net assets. For the period beginning November 1, 2002 and ending October 31, 2003, Banc One Investment Advisors and the Fund's administrator, One Group Administrative Services, Inc. have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.15% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares, and .90% for Class I shares of the High Yield Bond Fund and to .92% for Class A shares, 1.57% for Class B shares, 1.57% for Class C shares, and .67% for Class I shares of the Income Bond Fund. For the fiscal year ended June 30, 2002, the High Yield Bond Fund and the Income Bond Fund paid investment advisory fees to Banc One Investment Advisors equal to $2,818,000 and $5,975,000, respectively after taking into account fee waivers/reimbursements.

      Banc One Investment Advisors has full responsibility for providing investment advisory services to the High Yield Bond Fund and the Income Bond Fund. However, Banc One Investment Advisors has discharged this responsibility in part through retention of Banc One High Yield Partners, LLC ("Banc One High Yield Partners") as sub-advisor under Investment Sub-Advisory Agreements between Banc One Investment Advisors and Banc One High Yield Partners (collectively, the "Current Sub-Investment Advisory Agreements"). The Current Sub-Investment Advisory Agreements were renewed through August 31, 2003 at the Board's regular quarterly meeting on August 15, 2002. Banc One Investment Advisors is solely responsible for paying sub-advisory fees to Banc One High Yield Partners at its own expense. As described below in detail, the Current Sub-Investment Advisory Agreements may be deemed to terminate due to a change in control of one of the owners of Banc One High Yield Partners. Approval of the Proposal 1 and Proposal 2 will allow the continuation of Banc One High Yield Partners' appointment as sub-advisor for the High Yield Bond Fund and the Income Bond Fund.

      Termination of Current Sub-Investment Advisory Agreements. As required by the 1940 Act, each of the Current Sub-Investment Advisory Agreements contain a provision providing for their automatic termination in the event of an "assignment." Under the 1940 Act, a change in control of an investment advisor (including a sub-advisor) results in an assignment and termination of the investment advisor's investment advisory agreements. As described below, one of the members of Banc One High Yield Partners will undergo a change in control upon consummation of a proposed transaction. Such a change in control could be deemed to result in the assignment of, and therefore the termination of, the Current Sub-Investment Advisory Agreements. To avoid any uncertainty about the status of the Current Sub-Investment Advisory Agreements, the Board of Trustees of One Group Mutual Funds believes that it is in the best interests of the High Yield Bond Fund and the Income Bond Fund to obtain shareholder approval of new Sub-Investment Advisory Agreements (the "New

Sub-Investment Advisory Agreements"). AS DISCUSSED BELOW, NEITHER BANC ONE HIGH YIELD PARTNERS NOR THE PERSONNEL RESPONSIBLE FOR PROVIDING SUB-ADVISORY SERVICES TO THE FUNDS, NOR THE SERVICES PROVIDED TO THE FUNDS, WILL CHANGE DUE TO THE PROPOSED TRANSACTION. EACH OF THE PROPOSED NEW SUB-INVESTMENT ADVISORY AGREEMENTS CONTAIN TERMS SUBSTANTIALLY THE SAME TO THOSE IN THE CURRENT SUB-INVESTMENT ADVISORY AGREEMENTS.

      Summary of the Proposed Transaction. Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, owns 51% of the equity interest in Banc One High Yield Partners, and Pacholder Associates, Inc., located at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio, owns the remaining 49%. Currently, Asher O. and Sylvia A. Pacholder (the "Pacholders") own approximately 60% of the shares of Pacholder Associates, Inc. The remainder of Pacholder Associates, Inc. is owned by William J. Morgan, President of Pacholder Associates, Inc, and other employees of Pacholder Associates, Inc. The Pacholders propose to withdraw as shareholders of Pacholder Associates, Inc. in a transaction that will result in the redemption of their shares, the issuance of new shares to William J. Morgan and other employees of Pacholder Associates, Inc., and the issuance of a convertible note to Bank One Corporation (the "Proposed Transaction"). The note would be immediately convertible by Bank One Corporation into up to approximately 40% of the total outstanding common shares of Pacholder Associates, Inc. on a fully diluted basis. Bank One Corporation also would receive an option to acquire all of the outstanding shares of Pacholder Associates, Inc. that is exercisable after five years. In connection with the Proposed Transaction, the Pacholders would resign all positions held with Pacholder Associates, Inc., including their positions as members of the company's board of directors.

      The 1940 Act provides a rebuttable presumption that the direct or indirect owner of more than 25% of the outstanding shares of an entity controls that entity. Because Pacholder Associates, Inc. may be deemed to control Banc One High Yield Partners, the change in control of Pacholder Associates, Inc. may be deemed to result in a change in control of Banc One High Yield Partners. Based largely on this presumption, Banc One Investment Advisors has advised the Funds' Board of Trustees that it believes that consummation of the Proposed Transaction may cause an assignment of the Current Sub-Investment Advisory Agreements. To avoid any uncertainty about the status of the Current Sub-Investment Advisory Agreements, the Funds' Board of Trustees believes that it is prudent and in the best interest of the Funds to obtain shareholder approval of New Sub-Investment Advisory Agreements. Approval of New Sub-Investment Advisory Agreements is a condition precedent to the closing of the Proposed Transaction. As a result, the Proposed Transaction will not be consummated unless this condition is waived or deferred by Bank One Corporation.

      THE PROPOSED TRANSACTION WOULD NOT RESULT IN ANY CHANGE TO BANC ONE HIGH YIELD PARTNERS' PERSONNEL, DAY-TO-DAY MANAGEMENT OF THE FUNDS OR FINANCIAL

CONDITION. BANC ONE HIGH YIELD PARTNERS' BOARD OF MANAGERS WOULD RETAIN ITS EXISTING COMPOSITION, AS SET FORTH IN INFORMATION ABOUT BANC ONE HIGH YIELD PARTNERS, LLC.

      Basis for Approval of the New Sub-Investment Advisory Agreements. In reviewing Banc One High Yield Partners and the New Sub-Investment Advisory Agreements, the Funds' Board of Trustees, including the independent Trustees, considered the best interests of Shareholders of the Funds and took into account all factors they deemed relevant. The Trustees considered the experience, research methodology and portfolio management staffing provided by Banc One High Yield Partners in managing high yield assets. The Trustees also considered performance in the context of other high yield bond funds. Finally, the Trustees considered whether the Proposed Transaction would have a material impact on Banc One High Yield Partners' services to the Funds and concluded that it would not, given that there will be no change in Banc One High Yield Partner's portfolio management staff. Based on these factors, the Trustees unanimously approved the proposed New Sub-Investment Advisory Agreements.

           PROPOSAL (1) -- APPROVAL OF A NEW SUB-INVESTMENT ADVISORY
             AGREEMENT FOR THE HIGH YIELD BOND FUND BETWEEN BANC ONE
              INVESTMENT ADVISORS AND BANC ONE HIGH YIELD PARTNERS

      Banc One High Yield Partners currently provides sub-advisory services to the High Yield Bond Fund pursuant to a Current Sub-Investment Advisory Agreement, dated as of August 20, 1998 between Banc One Investment Advisors and Banc One High Yield Partners. On May 16, 2002, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or Banc One High Yield Partners, as defined in the 1940 Act, unanimously approved on behalf of the High Yield Bond Fund the form of a New Sub-Investment Advisory Agreement between Banc One Investment Advisors and Banc One High Yield Partners. (A copy of this form of the proposed New Sub-Investment Advisory Agreement between Banc One Investment Advisors and Banc One High Yield Partners is included as Exhibit A to this proxy statement). Under the New Sub-Investment Advisory Agreement, Banc One High Yield Partners would continue to serve as Sub-Advisor to the High Yield Bond Fund.

The Current and New Sub-Investment Advisory Contracts

      EXCEPT FOR RENEWAL AND EFFECTIVE DATES AND A PROVISION REQUIRING BANC ONE HIGH YIELD PARTNERS TO CONTRACTUALLY WAIVE FEES, THE CURRENT AND NEW SUB-INVESTMENT ADVISORY AGREEMENTS ARE THE SAME IN ALL MATERIAL RESPECTS. In connection with both agreements, Banc One Investment Advisors retains full responsibility for providing investment advisory services to the High Yield Bond Fund. Under both agreements, Banc One Investment Advisors discharges this responsibility in part through retention of Banc One High Yield Partners, at Banc One Investment Advisors' sole expense. Subject always to the instructions and supervision of Banc One Investment Advisors, Banc One High Yield Partners provides a continuous investment program for the High Yield Bond Fund, including investment research and management with respect to all of the Fund's assets. Banc One High Yield Partners places all orders for purchases and sales of the High Yield Bond Fund's securities. Banc One High Yield Partners bears the same expenses expressly stated to be payable by it under both agreements.

      As full compensation for the services provided and expenses assumed under both the current and new agreement, Banc One Investment Advisors is obligated to pay Banc One High Yield Partners a fee, computed daily and paid monthly, at an annual rate of seventy one-hundredths of one percent (.70%) of the High Yield Bond Fund's average daily net assets. Under the New Sub-Investment Advisory Agreement, Banc One High Yield Partners agrees to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by Banc One Investment Advisors under the Investment Advisory Agreement. Banc One Investment Advisors bears the sole responsibility for the payment of Banc One High Yield Partners' fee under both the Current and New Sub-Investment Advisory Agreements. For the fiscal year ended June 30, 2002, Banc One Investment Advisors paid Banc One High Yield Partners $1,972,790 for its services under the Current Sub-Investment Advisory Agreement for the High Yield Bond Fund, after taking into account fee waivers/ reimbursements.

      Both the Current and the New Sub-Investment Advisory Agreements continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. Both agreements also terminate automatically in the event of their assignment, as defined in the 1940 Act or upon termination of the Investment Advisory Agreement.

      If the New Sub-Investment Advisory Agreement is approved by the shareholders of the High Yield Bond Fund, it will become effective upon termination of the Current Sub-Investment Advisory Agreement in accordance with its terms, which would occur upon consummation of the Proposed Transaction. If the Proposed Transaction is not consummated, the Current Sub-Investment Advisory Agreement will remain in effect until otherwise terminated.

      The Trustees recommend that the Shareholders of the High Yield Bond Fund vote to approve the proposed New Sub-Investment Advisory Agreement, thereby continuing the appointment of Banc One High Yield Partners as the Sub-Advisor to the High Yield Bond Fund. Approval by Shareholders of the New Sub-Investment Advisory Agreement will not result in an increase in the contractual rate of any advisory or sub-investment advisory fees payable by the Fund, but will result in the continued payment of the sub-investment advisory fees by Banc One Investment

Advisors to Banc One High Yield Partners. Such sub-investment advisory fees are borne solely by Banc One Investment Advisors and not by the Fund.

      In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the proposed New Sub-Investment Advisory Agreement, the Current Sub-Investment Advisory Agreement will remain in effect until terminated in accordance with its terms and the Trustees will consider such further action as they may determine to be in the best interests of the Fund's Shareholders.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED NEW SUB-INVESTMENT ADVISORY AGREEMENT.

           PROPOSAL (2) -- APPROVAL OF A NEW SUB-INVESTMENT ADVISORY
               AGREEMENT FOR THE INCOME BOND FUND BETWEEN BANC ONE
              INVESTMENT ADVISORS AND BANC ONE HIGH YIELD PARTNERS

      Banc One High Yield Partners currently provides sub-advisory services to the Income Bond Fund pursuant to a Current Sub-Investment Advisory Agreement, dated as of November 19, 1999 between Banc One Investment Advisors and Banc One High Yield Partners. The Current Sub-Investment Advisory Agreement was approved by the Income Bond Fund's shareholders on November 19, 2000. On May 16, 2002, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or Banc One High Yield Partners, as defined in the 1940 Act, unanimously approved on behalf of the Income Bond Fund the form of a new Sub-Investment Advisory Agreement (the "New Sub-Investment Advisory Agreement") between Banc One Investment Advisors and Banc One High Yield Partners. (A copy of this form of this proposed New Sub-Investment Advisory Agreement between Banc One Investment Advisors and Banc One High Yield Partners is included as Exhibit B to this proxy statement). Under the New Sub-Investment Advisory Agreement, Banc One High Yield Partners would continue to serve as Sub-Advisor to the Income Bond Fund.

The Current and New Sub-Investment Advisory Contracts

      EXCEPT FOR RENEWAL AND EFFECTIVE DATES, THE CURRENT AND NEW SUB-INVESTMENT ADVISORY AGREEMENTS ARE THE SAME IN ALL MATERIAL RESPECTS. In connection with both agreements, Banc One Investment Advisors retains full responsibility for providing investment advisory services to the Income Bond Fund. Under both agreements, Banc One Investment Advisors discharges this responsibility in part through retention of Banc One High Yield Partners, at Banc One Investment Advisors' sole expense to manage those assets of the Fund that are designated from time to time by Banc One Investment Advisors for investment in corporate fixed-income securities and instruments rated below investment grade or unrated corporate fixed-income securities and instruments of similar quality (collectively, "High Yield Assets"). (Currently, up to 30% of the Fund's total assets may be invested in High Yield Assets). Banc One

Investment Advisors is required to oversee the activities of Banc One High Yield Partners as well as designating the assets of the Income Bond Fund to be managed by Banc One High Yield Partners.

      Under both agreements, Banc One High Yield Partners, in accordance with the Fund's objective, policies and restrictions, and subject to the general supervision of the Trustees and Banc One Investment Advisors, is required to manage the day-to-day investment activities for those assets designated as eligible for investment in High Yield Assets by Banc One Investment Advisors (the "High Yield Portfolio"). Both agreements require Banc One High Yield Partners to make investment decisions concerning, and place all orders for, purchases and sales of the High Yield Portfolio's securities and maintain the High Yield Portfolio's records relating to such purchases and sales. Banc One High Yield Partners bears the same expenses expressly stated to be payable by it under both agreements.

      As full compensation for the services provided and expenses assumed under both the current and new agreements, Banc One Investment Advisors is obligated to pay Banc One High Yield Partners a fee, computed daily and paid monthly, at an annual rate of sixty one-hundredths of one percent (.60%) of the High Yield Portfolio's average daily net assets. Under both agreements, Banc One High Yield Partners agrees to waive a portion of the sub-advisory fee in an amount equal to the percentage of the advisory fee waived by Banc One Investment Advisors under the Investment Advisory Agreement. Banc One Investment Advisors bears the sole responsibility for the payment of this fee to Banc One High Yield Partners. For the fiscal year ended June 30, 2002. Banc One Investment Advisors paid Banc One High Yield Partners $184,228 for its services under the Current Sub-Investment Advisory Agreement for the Income Bond Fund, after taking into account fee waivers/reimbursements.

      Both the Current and the New Sub-Investment Advisory Agreements continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. Both agreements also terminate automatically in the event of their assignment, as defined in the 1940 Act or upon termination of the Investment Advisory Agreement.

      If the New Sub-Investment Advisory Agreement is approved by the shareholders of the Income Bond Fund, it will become effective upon termination of the Current Sub-Investment Advisory Agreement in accordance with its terms, which would occur upon consummation of the Proposed Transaction. If the Proposed Transaction is not consummated, the Current Sub-Investment Advisory Agreement will remain in effect until otherwise terminated.

      The Trustees recommend that the Shareholders of the Income Bond Fund vote to approve the proposed New Sub-Investment Advisory Agreement, thereby continuing the appointment of Banc One High Yield Partners as the Sub-Advisor to the Income Bond Fund. Approval by Shareholders of the New Sub-Investment Advisory Agreement will not result in an increase in the contractual rate of any advisory or sub-investment advisory fees payable by the Fund, but will result in the payment of the sub-investment advisory fees by Banc One Investment Advisors to Banc One High Yield Partners. Such sub-investment advisory fees are borne solely by Banc One Investment Advisors and not by the Fund.

      In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the proposed New Sub-Investment Advisory Agreement, the Current Sub-Investment Advisory Agreement will remain in effect until terminated in accordance with its terms and the Trustees will consider such further action as they may determine to be in the best interests of the Fund's Shareholders.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED NEW SUB-INVESTMENT ADVISORY AGREEMENT.

Information About Banc One High Yield Partners, LLC

      Banc One High Yield Partners, (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is a registered investment advisor formed in June, 1998 to provide investment advisory services related to high yield investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc., (8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236). As of December 31, 2002, Banc One High Yield Partners managed approximately $980 million in assets. Banc One High Yield Partners has provided sub-advisory services to the High Yield Bond Fund since the High Yield Bond Fund's inception in November, 1998 and to the Income Bond Fund since November, 1999.

      The name, address, and principal occupation of each of the principal executive officers and each member of the board of managers of Banc One High Yield Partners are as follows:

                                     Position(s) held with
Name and Address                     Banc One High Yield Partners     Principal Occupation
----------------                     ----------------------------     --------------------
Mark A. Beeson ...................   Manager, Chairman and Chief      President, One Group Mutual
Banc One Investment                  Executive Officer                Funds; Chief Financial Officer,
Advisors Corporation                                                  Banc One Investment Management
1111 Polaris Parkway                                                  Group; Senior Managing Director,
Columbus, Ohio 43271                                                  Banc One Investment Advisors
                                                                      Corporation; Chief Executive
                                                                      Officer and President, One Group
                                                                      Administrative Services, Inc.; Chief
                                                                      Executive Officer and President,
                                                                      One Group Dealer Services, Inc.;
                                                                      and President, One Group Asset
                                                                      Management (Ireland) Limited

William J. Morgan ................   Manager and Vice President       President, Treasurer and Director,
Pacholder Associates, Inc.           -- Portfolio Manager             Pacholder Associates, Inc., a
8044 Montgomery Road,                                                 registered investment advisor
Suite #382
Cincinnati, Ohio 45236

James P. Shanahan, Jr. ...........   Manager                          Executive Vice President and
Pacholder Associates, Inc.                                            General Counsel, Pacholder
8044 Montgomery Road,                                                 Associates, Inc., a registered
Suite #382                                                            investment advisor
Cincinnati, Ohio 45236

Gary J. Madich, CFA ..............   Manager                          Senior Managing Director, Banc
Banc One Investment                                                   One Investment Advisors
Advisors Corporation                                                  Corporation
1111 Polaris Parkway
Columbus, Ohio 43271

Richard R. Jandrain, III .........   Manager                          Senior Managing Director, Banc
Banc One Investment                                                   One Investment Advisors
Advisors Corporation                                                  Corporation
1111 Polaris Parkway
Columbus, Ohio 43271

INFORMATION ABOUT THE INVESTMENT ADVISOR

      Banc One Investment Advisors (1111 Polaris Parkway, Columbus, Ohio 43271) is a direct, wholly-owned subsidiary of Bank One, National Association (Ohio), (100 East Broad Street, Columbus, Ohio 43215), a national banking association. Bank One, National Association is a direct, wholly-owned subsidiary of Bank One Corporation (1 Bank One Plaza, Chicago Illinois 60670), a bank holding company incorporated in the state of Delaware. The name, address, and principal occupation of each of the principal executive officer and directors of Banc One Investment Advisors are as follows:

Name, Address and Positions held           Principal Occupation(s) other than
with Banc One Investment Advisors          Positions with Banc One Investment Advisors
---------------------------------          -------------------------------------------
David J. Kundert .......................   Executive Vice President, Bank One Corporation
Banc One Investment Advisors Corporation
1111 Polaris Parkway
Columbus, Ohio 43271
  Director, Chairman, President and Chief
  Executive Officer

Peter W. Atwater .......................   President and Chief Executive Office, Private Client
Banc One Investment Management Group       Services
1111 Polaris Parkway
Columbus, Ohio 43271
  Director

Mark A. Beeson .........................   President, One Group Mutual Funds; Chief Financial
Banc One Investment Advisors Corporation   Officer, Banc One Investment Management Group;
1111 Polaris Parkway                       Chief Executive Officer and President, One Group
Columbus, Ohio 43271                       Administrative Services, Inc.; Chief Executive Officer
  Director and Senior Managing Director    and President, One Group Dealer Services, Inc.; and
                                           President, One Group Asset Management (Ireland)
                                           Limited

Gary J. Madich .........................   NA
Banc One Investment Advisors Corporation
1111 Polaris Parkway
Columbus, Ohio 43271
  Director and Senior Managing Director

Richard R. Jandrain III ................   NA
Banc One Investment Advisors Corporation
1111 Polaris Parkway
Columbus, Ohio 43271
  Director and Senior Managing Director

John Abunassar .........................   NA
Banc One Investment Advisors Corporation
1111 Polaris Parkway
Columbus, Ohio 43271
  Director and Senior Managing Director

INFORMATION ABOUT THE ADMINISTRATOR AND THE DISTRIBUTOR

      One Group Administrative Services, Inc. (1111 Polaris Parkway, Columbus, Ohio 43271-1235) is the Funds' Administrator. For the fiscal year ended June 30, 2002, the High Yield Bond Fund and the Income Bond Fund paid $719,501 and $2,257,881, respectively to One Group Administrative Services, Inc. for administration services. One Group Dealer Services, Inc. (1111 Polaris Parkway, Columbus, Ohio 43271-1235) is the Funds' Distributor. For the fiscal year ended June 30, 2002, the High Yield Bond Fund and the Income Bond Fund paid $47,373.59 and $45,223.70, respectively to One Group Dealer Services, Inc. for distribution services. Both One Group Administrative Services, Inc. and One Group Dealer Services, Inc. are wholly-owned subsidiaries of Bank One Corporation and will continue to provide services after the New Sub-Investment Advisory Agreements are approved.

                             ADDITIONAL INFORMATION

Trustees and Officers of the Funds

      None of the trustees of the Income Bond Fund or the High Yield Bond Fund hold positions with, or have an interest in Banc One Investment Advisors or Banc One High Yield Partners, or in a person controlling, controlled by or under common control with Banc One Investment Advisors or Banc One High Yield Partners. Officers of the Trust who are also employees of Bank One Corporation subsidiaries also own shares of Bank One Corporation stock and/or options to purchase such stock directly or through 401k or other compensation plans. Officers of the Trust hold various offices for certain Bank One Corporation subsidiaries including Banc One Investment Advisors and Banc One High Yield Partners as set forth below.

                                                          Position(s) with Bank One Corporation
                                                          Subsidiaries including Banc One Investment
Name and Title of Fund Officer                            Advisors and Banc One High Yield Partners
------------------------------                            -----------------------------------------
Mark A. Beeson, President .............................   Chief Financial Officer, Banc One Investment
                                                          Management Group; Senior Managing Director,
                                                          Banc One Investment Advisors; Manager,
                                                          Chairman and Chief Executive Officer, Banc One
                                                          High Yield Partners; Chief Executive Officer and
                                                          President, One Group Administrative Services,
                                                          Inc.; and Chief Executive Officer and President,
                                                          One Group Dealer Services, Inc.; and President,
                                                          One Group Asset Management (Ireland) Limited.

Robert L. Young, Vice President and Treasurer .........   Chief Operating Officer and Vice President,
                                                          Mutual Fund Administration, One Group
                                                          Administrative Services, Inc.; Chief Operating
                                                          Officer and Vice President, One Group Dealer
                                                          Services, Inc.; and Vice President, One Group
                                                          Asset Management (Ireland) Limited.

Beverly J. Langley, Vice President ....................   Senior Compliance Director, Banc One
                                                          Investment Advisors and Vice President --
                                                          Compliance, Banc One High Yield Partners.


Michael V. Wible, Secretary ...........................   First Vice President and Counsel, Bank One
                                                          Corporation and Secretary, Banc One Investment
                                                          Advisors.

Gary R. Young, Assistant Treasurer and
  Assistant Secretary .................................   Director, Mutual Fund Financial Administration,
                                                          One Group Administrative Services, Inc. and
                                                          Treasurer, One Group Asset Management (Ireland)
                                                          Limited.

Jessica K. Ditullio, Assistant Secretary ..............   First Vice President and Counsel, Bank One
                                                          Corporation and Assistant Secretary, Banc One
                                                          High Yield Partners.

Nancy E. Fields, Assistant Secretary ..................   Director, Mutual Fund Administration, One Group
                                                          Administrative Services, Inc. and Senior Project
                                                          Manager, Mutual Funds, One Group Dealer
                                                          Services, Inc.

Owners

      The following list indicates the ownership of the Shareholders who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding Shares of the applicable Fund on December 13, 2002:

Name and Address                  Fund                      Percentage of Ownership
----------------                  ----                      -----------------------
Strafe & Co. ..................   High Yield Bond Fund               36.80%
BOIA One Group Operations
1111 Polaris Parkway
PO Box 711234
Columbus, OH 43271-0001

The One Group Investor
Growth & Income Fund ..........   High Yield Bond Fund               15.66%
c/o Gary Young
1111 Polaris Parkway Suite 2G
PO Box 711235 OH1-1235
Columbus, OH 43240-2050

The One Group Investor
Balanced Fund .................   High Yield Bond Fund               13.23%
c/o Gary Young
1111 Polaris Parkway Suite 2G
PO Box 711235 OH1-1235
Columbus, OH 43240-2050

The One Group Investor
Growth Fund ...................   High Yield Bond Fund                5.07%
c/o Gary Young
1111 Polaris Parkway Suite 2G
PO Box 711235 OH1-1235
Columbus, OH 43240-2050

Strafe & Co. ..................   Income Bond Fund                   77.84%
BOIA One Group Operations
1111 Polaris Parkway
PO Box 711234
Columbus, OH 43271-0001

The One Group Investor
Growth & Income Fund ..........   Income Bond Fund                    5.03%
c/o Gary Young
1111 Polaris Parkway Suite 2G
PO Box 711235 OH1-1235
Columbus, OH 43240-2050

The One Group Investor
Balanced Fund .................   Income Bond Fund                    6.59%
c/o Gary Young
1111 Polaris Parkway Suite 2G
PO Box 711235 OH1-1235
Columbus, OH 43240-2050

     As a group, the Officers and Trustees of the Fund own less than 1% of the outstanding Shares of either the High Yield Bond Fund or the Income Bond Fund.

Affiliated Brokers and Subcustodian

      For the fiscal year ended June 30, 2002, the Fund did not pay brokerage commissions to affiliated brokers. Bank One Trust Company, National Association, a national banking association located at 100 East Broad Street, Columbus, Ohio 43215 serves as subcustodian in connection with the securities lending activities of the High Yield Bond Fund and the Income Bond Fund. Bank One Trust Company, National Association is a direct, wholly-owned subsidiary of Bank One Corporation. For the fiscal year ended June 30, 2002, the High Yield Bond Fund and the Income Bond Fund paid $98,747.18 and $169,532.32, respectively to Bank One Trust Company, National Association. Bank One Trust Company, National Association will continue to provide subcustodial services after the New Sub-Investment Advisory Agreements are approved.

Adjournment for Lack of Quorum

      If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

Dated: January 10, 2003

      IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY USING ONE OF THE FOLLOWING THREE METHODS:

      1.    VOTE ON-LINE BY USING THE ENCLOSED INSTRUCTIONS;

      2.    VOTE BY CALLING TOLL FREE USING THE ENCLOSED INSTRUCTIONS; OR

      3. MARK, DATE AND SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. FOR YOUR CONVENIENCE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                    Exhibit A

                        SUB-INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made as of       , 2003 by and between BANC ONE INVESTMENT
ADVISORS CORPORATION, an Ohio corporation with its principal office in Columbus, Ohio (hereinafter called the "Investment Adviser") and BANC ONE HIGH YIELD PARTNERS, LLC, an investment adviser with its principal office in Columbus, Ohio (hereinafter called the "Sub-Adviser").

      WHEREAS, the Investment Adviser serves as the Investment Adviser to One Group High Yield Bond Fund (the "Fund") of One Group Mutual Funds (the "Trust"), a Massachusetts business trust and an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Sub-Adviser was previously appointed as sub-adviser for the Fund pursuant to a Sub-Investment Advisory Agreement, dated as of August 20, 1998, between the Investment Adviser and the Sub-Adviser (the "Original Agreement")

      WHEREAS, the Sub-Adviser is an Ohio limited liability company that is owned 51% by the Investment Adviser and 49% by Pacholder Associates, Inc. ("Pacholder");

      WHEREAS, the majority shareholders of Pacholder ("Pacholder Shareholders") sold their shares in Pacholder thereby effecting a change in control of Pacholder and of the Sub-Adviser;

      WHEREAS, as a result of such change in control of the Sub-Adviser, the Original Agreement was deemed to be assigned and therefore terminated and a majority of the shareholders of the Fund were required to approve this Agreement and the appointment of the Sub-Adviser for the Fund;

      WHEREAS, on      , 200 , a majority of the shareholders of the Fund
approved this Agreement and the appointment of the Sub-Adviser; and

      WHEREAS, the Investment Adviser desires to continue to retain the Sub-Adviser to provide investment sub-advisory services to the Trust with regard to the Fund and the Sub-Adviser is willing and believes it possesses legal authority to make available such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

      1. Retention. The Investment Adviser hereby retains the Sub-Adviser to provide certain sub-investment advisory services herein set forth to it with regard to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such retention and agrees to furnish the services herein set forth for the compensation herein provided.

      2. Delivery of Documents. The Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

                  (a) the Trust's Amended and Restated Declaration of Trust, as
            filed with the Secretary of State of the Commonwealth of Massachusetts on March 5, 1999, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

                  (b) the Trust's Code of Regulations and amendments thereto;

                  (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

                  (d) the Trust's original Notification of Registration on Form
            N-8A under the 1940 Act as filed with the Securities and Exchange Commission on February 20, 1985 and all amendments thereto;

                  (e) the Trust's current Registration Statement on Form N-lA under the Securities Act of 1933, as amended ("1933 Act"), and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

                  (f) the Trust's most recent prospectus and Statement of
            Additional Information relating to the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

      The Investment Adviser will promptly furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing documents.

      3. Management. Subject always to the instructions and supervision of the Investment Adviser and the Trust's Board of Trustees, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund and will place all purchase and sale orders on behalf of the Trust with respect to the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Sub-Adviser further agrees that it:

                  (a) will use the same skill and care in providing such
            services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

                  (b) will comply in all material respects with all applicable
            Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Sub-Adviser;

                  (c) will not make loans to any person to purchase or carry units of beneficial interest ("Shares") in the Fund or make loans to the Trust;

                  (d) will place orders pursuant to its investment
            determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to One Group Dealer Services, Inc., the Investment Adviser, the Sub-Adviser or any affiliated person of either the Trust, One Group Dealer Services, Inc., the Investment Adviser, or the Sub-Adviser, except to the extent permitted by the 1940 Act;

                  (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than in the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld. The foregoing shall not apply to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required or requested to be disclosed by the Securities and Exchange Commission or any other regulatory examiner of the Sub-Adviser, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation. Nothing herein shall restrict the Sub-Adviser's ability to publish information regarding the performance of accounts under its management; and

                  (f) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Fund, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund's account are customers of the Investment Adviser, the Sub-Adviser or the parents or subsidiaries or affiliates of the Investment Adviser or Sub-Adviser. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

      4. Services Not Exclusive. The investment advisory services furnished by the Sub-Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Sub-Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any subsidiary or affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

      5. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act all records which it maintains for the Fund that are required to be maintained by Rule 3la-1 under the 1940 Act.

      6. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust. The Trust and the Investment Adviser will be responsible for all of their respective expenses and liabilities.

      7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month at an annual rate of seventy one-hundredths of one percent (0.70%) of the Fund's average daily net assets. (The Sub-Adviser agrees to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by the Investment Adviser under the Investment Advisory Agreement between the Trust and the Investment Adviser.)

      If the fee payable to the Sub-Adviser pursuant to this Section 7 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Trust's net assets shall be computed in the manner specified in the Prospectus and the Trust's Declaration of Trust for the computation of the value of the Trust's net assets in connection with the determination of the net asset value of the Trust's shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

      8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or fact or for any loss suffered by the Trust or the Investment Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

      9. Duration and Termination. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until [Date no more than 2 years from execution].

      Thereafter, if not terminated, this Agreement shall continue in effect for
successive periods of twelve months each ending on       of each year, provided
such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of the Trust, the Sub-Adviser, or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), by the Investment Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment and upon termination of the Investment Advisory Agreement between the Trust and the Investment Advisor. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

      10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

      The names "One Group Mutual Funds" and "Trustees of One Group Mutual Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Declaration of Trust dated as of February 18, 1999 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "One Group Mutual Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BANC ONE INVESTMENT ADVISORS CORPORATION

By: ______________________________________

Name: ____________________________________



BANC ONE HIGH YIELD PARTNERS, LLC

By: ______________________________________

Name: ____________________________________



One Group Mutual Funds hereby acknowledges and agrees to the provisions of paragraph
3(e) of this Agreement.



ONE GROUP MUTUAL FUND

By: ______________________________________


Title: President
       -----------------------------------

                                    EXHIBIT B

                        SUB-INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made as of      , 2003 by and between BANC ONE INVESTMENT
ADVISORS CORPORATION, an Ohio corporation with its principal office in Columbus, Ohio (hereinafter called the "Investment Adviser") and BANC ONE HIGH YIELD PARTNERS, LLC, an investment adviser with its principal office in Columbus, Ohio (hereinafter called the "Sub-Adviser").

      WHEREAS, the Investment Adviser serves as the Investment Adviser to One Group[RegTM] Income Bond Fund (the "Fund") of One Group[RegTM] Mutual Funds (the "Trust"), a Massachusetts business trust and an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Sub-Adviser was previously appointed as sub-adviser for the Fund pursuant to a Sub-Investment Advisory Agreement, dated as of November 19, 1999, between the Investment Adviser and the Sub-Adviser (the "Original Agreement")

      WHEREAS, the Sub-Adviser is an Ohio limited liability company that is owned 51% by the Investment Adviser and 49% by Pacholder Associates, Inc. ("Pacholder");

      WHEREAS, the majority shareholders of Pacholder ("Pacholder Shareholders") sold their shares in Pacholder thereby effecting a change in control of Pacholder and of the Sub-Adviser;

      WHEREAS, as a result of such change in control of the Sub-Adviser, the Original Agreement was deemed to be assigned and therefore terminated and a majority of the shareholders of the Fund were required to approve this Agreement and the appointment of the Sub-Adviser for the Fund;

      WHEREAS, on      , 200 , a majority of the shareholders of the Fund
approved this Agreement and the appointment of the Sub-Adviser; and

      WHEREAS, the Investment Adviser desires to continue to retain the Sub-Adviser to provide investment sub-advisory services to the Fund with regard to corporate fixed-income securities and instruments which are rated below investment grade or unrated corporate fixed-income securities of similar quality (collectively, "High Yield Assets") and the Sub-Adviser is willing and believes it possesses legal authority to make available such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

      1. Retention. The Investment Adviser hereby retains the Sub-Adviser to provide certain sub-investment advisory services set forth herein to it with regard to investments by the Fund in High Yield Assets for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such retention and agrees to furnish the services herein set forth for the compensation herein provided.

      2. Delivery of Documents. The Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

                  (a) the Trust's Amended and Restated Declaration of Trust, as
            filed with the Secretary of State of the Commonwealth of Massachusetts on March 5, 1999, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust"):

                  (b) the Trust's Code of Regulations and amendments thereto;

                  (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

                  (d) the Trust's original Notification of Registration on Form
            N-8A under the 1940 Act as filed with the Securities and Exchange Commission on February 20, 1985 and all amendments thereto;

                  (e) the Trust's current Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act"), and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

                  (f) the Trust's most recent prospectus and Statement of
            Additional Information relating to the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

      The Investment Adviser will promptly furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing documents.

      3. Management. Subject always to the instructions and supervision of the Investment Adviser and the Trust's Board of Trustees, the Sub-Adviser will provide a continuous investment program for High Yield Assets with respect to those assets of the Fund that are designated by the Investment Adviser for investment in High Yield Assets from time to time (the "Portfolio"), including investment research and management with respect to all securities and investments constituting High Yield Assets and cash equivalents related thereto. Subject to any restrictions, instructions, or guidelines provided by either the Fund or the Investment Adviser, the Sub-Adviser will determine from time to time what High Yield Assets will be purchased, retained or sold by the Trust with respect to the Portfolio and will place all purchase and sale orders on behalf of the Fund with respect to the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Sub-Adviser further agrees that it:

                  (a) will use the same skill and care in providing such
            services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

                  (b) will comply in all material respects with all applicable
            Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Sub-Adviser;

                  (c) will not make loans to any person to purchase or carry units of beneficial interest ("Shares") in the Fund or make loans to the Trust;

                  (d) will place orders pursuant to its investment
            determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to One Group Dealer Services, Inc., the Investment Adviser, the Sub-Adviser or any affiliated person of either the Trust, One Group Dealer Services, Inc., the Investment Adviser, or the Sub-Adviser, except to the extent permitted by the 1940 Act;

                  (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than in the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld. The foregoing shall not apply to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required or requested to be disclosed by the Securities and Exchange Commission or any other regulatory examiner of the Sub-Adviser, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation. Nothing herein shall restrict the Sub-Adviser's ability to publish information regarding the performance of accounts under its management; and

                  (f) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Fund, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund's account are customers of the Investment Adviser, the Sub-Adviser or the parents or subsidiaries or affiliates of the Investment Adviser or Sub-Adviser. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

      4. Services Not Exclusive. The investment advisory services furnished by the Sub-Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Sub-Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any subsidiary or affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

      5. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request; provided, however, that the Sub-Adviser may retain copies of any or all such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act all records which it maintains for the Fund that are required to be maintained by Rule 3la-2 under the 1940 Act.

      6. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust. The Trust and the Investment Adviser will be responsible for all of their respective expenses and liabilities.

      7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month at an annual rate of sixty one-hundredths of one percent (.60%) of the Portfolio's average daily net assets. The Sub-Adviser agrees to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by the Investment Adviser under the Investment Advisory Agreement between the Trust and the Investment Adviser.

      If the fee payable to the Sub-Adviser pursuant to this Section 7 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Portfolio's assets shall be computed in the manner specified in the Prospectus and the Trust's Declaration of Trust for the computation of the value of the Trust's net assets in connection with the determination of the net asset value of the Trust's shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

      8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or fact or for any loss suffered by the Trust or the Investment Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

      9. Duration and Termination. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until [Date no more than 2 years from execution]. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months each ending on of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of the Trust, the Sub-Adviser, or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), by the Investment Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment and upon termination of the Investment Advisory Agreement between the Trust and the Investment Adviser. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

      10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

      The names 'One Group[RegTM] Mutual Funds' and 'Trustees of One Group[RegTM] Mutual Funds' refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated February 18, 1999 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of 'One Group[RegTM] Mutual Funds' entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        BANC ONE INVESTMENT ADVISORS
                                        CORPORATION

                                        By: ____________________________________

                                        Title: _________________________________



                                        BANC ONE HIGH YIELD PARTNERS, LLC

                                        By: ____________________________________

                                        Title: _________________________________



One Group Mutual Funds hereby acknowledges and agrees to the provisions of paragraph 3(e) of this Agreement.

ONE GROUP MUTUAL FUNDS

By: ______________________________________


Title: President
       -----------------------------------

[Logo]                                    VOTE TODAY BY MAIL,
ONE 1 GROUP                        TOUCH-TONE PHONE OR THE INTERNET
      INVESTMENTS           CALL TOLL-FREE [1-800-690-6903 OR 1-800-454-8683]
                       OR LOG ON TO [WWW.PROXYWEB.COM OR WWW.ONEGROUP.COM/PROXY]


*** CONTROL NUMBER: 999 999 999 999 99 ***


                                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON
                                                               FEBRUARY 26, 2003

FUND NAME PRINTS HERE       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF
                                                         ONE GROUP MUTUAL FUNDS.

The undersigned hereby appoints Gary R. Young and Michael V. Wible, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group High Yield Bond Fund (the "High Yield Bond Fund") and One Group Income Bond Fund (the "Income Bond Fund") on February 26, 2003 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon the following matter if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND PROPOSAL (2). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                        Dated: _____________, 2003

                                      PLEASE MARK, SIGN, DATE, AND RETURN THIS
                                         PROXY PROMPTLY USING THE ENCLOSED
                                       ENVELOPE. IF YOU HAVE VOTED YOUR PROXY
                                       ONLINE OR BY TELEPHONE, PLEASE DO NOT
                                              RETURN THIS PROXY CARD.

                                    --------------------------------------------
                                    |                                          |
                                    |                                          |
                                    --------------------------------------------

                                            Signature of Shareholder(s)

                                    NOTE: Please sign exactly as the name
                                    appears on this card. EACH Joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

                                                                       One Group

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.


                                                       FOR   AGAINST   ABSTAIN

1.   (HIGH YIELD BOND FUND SHAREHOLDERS ONLY)          [ ]     [ ]       [ ]  1.
     To approve a new Sub-Investment Advisory
     Agreement between Banc One Investment
     Advisors Corporation and Banc One High
     Yield Partners, LLC with respect to the
     High Yield Bond Fund effective upon
     termination of the current
     Sub-Investment Advisory Agreement.


2.   (INCOME BOND FUND SHAREHOLDERS ONLY)              [ ]     [ ]       [ ]  2.
     To approve a new Sub-Investment Advisory
     Agreement between Banc One Investment
     Advisors Corporation and Banc One High
     Yield Partners, LLC with respect to the
     Income Bond Fund effective upon
     termination of the current
     Sub-Investment Advisory Agreement.


3.   To transact such other business as may
     properly come before the Special Meeting or any adjournment thereof.


                                                                       One Group

                           ONE GROUP(R) MUTUAL FUNDS

               TWO NEW LOW COST WAYS TO VOTE YOUR PROXY INSTANTLY

                          THEY'RE FAST AND CONVENIENT

As a valued One Group Mutual Funds shareholder, your proxy vote is important to us. That's why we've made it faster and easier to vote your proxy at your convenience, 24 hours a day. Help us save time and postage - savings we pass on to you - by voting on the Internet or by telephone.

Please do not mail the Proxy Card if you vote on-line or by telephone.

VOTE ONLINE

1.    Read the enclosed Proxy Statement and have your Proxy Card handy.

2.    Go to Web site www.proxyvote.com

3.    Enter the 12-digit Control Number found on your Proxy Card.

4.    Cast your vote using the east-to-follow instructions.


VOTE BY TOLL-FREE PHONE CALL

1.    Read the enclosed Proxy Statement and have your Proxy Card handy.

2.    Call toll-free 1-800-454-8683.

3.    Enter the 12-digit Control Number found on your Proxy Card.

4.    Cast your vote using the easy-to-follow instructions.

                        ONE GROUP(R) MUTUAL FUNDS

               TWO NEW LOW COST WAYS TO VOTE YOUR PROXY INSTANTLY

                          THEY'RE FAST AND CONVENIENT

As a valued One Group Mutual Funds shareholder, your proxy vote is important to us. That's why we've made it faster and easier to vote your proxy at your convenience, 24 hours a day. Help us save time and postage - savings we pass on to you - by voting on the Internet or by telephone.

Please do not mail the Proxy Card if you vote on-line or by telephone.

VOTE ONLINE

1.    Read the enclosed Proxy Statement and have your Proxy Card handy.

2.    Go to Web site www.onegroup.com/proxy

3.    Enter the 14-digit Control Number found on your Proxy Card.

4.    Cast your vote using the east-to-follow instructions.


VOTE BY TOLL-FREE PHONE CALL

1.    Read the enclosed Proxy Statement and have your Proxy Card handy.

2.    Call toll-free 1-800-690-6903.

3.    Enter the 14-digit Control Number found on your Proxy Card.

4.    Cast your vote using the easy-to-follow instructions.